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                                                                   EXHIBIT 10.14


                              SECOND AMENDMENT TO
                         FRANCHISEE FINANCING AGREEMENT

         This Second Amendment to Franchisee Financing Agreement ("Amendment") is made and entered into by and among Textron Financial Corporation, a Delaware corporation ("TFC"), ColorTyme, Inc., a Texas corporation ("ColorTyme"), and Rent-A-Center, Inc., a Delaware corporation ("RAC").

                                    RECITALS

         A. TFC, ColorTyme and RAC are parties to that certain Amended and Restated Franchisee Financing Agreement dated March 27, 2002, which was amended by that certain First Amendment to Franchisee Financing Agreement dated July 23, 2002 (as previously amended, the "Agreement"). Capitalized terms used in this Amendment that are not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

         B. TFC, ColorTyme and RAC desire to amend the Agreement on the terms set forth in this Amendment.

                                    AGREEMENT

         In consideration of the premises and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, TFC, ColorTyme and RAC agree as follows:

         1. Financial Statements and Reports. Paragraph (g) of section 2.2 of the Agreement is hereby amended by deleting the existing paragraph (g) of section 2.2 in its entirety and substituting in place thereof the following:

                  (g) Financial Statements and Reports. RAC shall provide to TFC a copy of each Form 10-K, Form 10-Q and Form 8-K filed with the U.S. Securities and Exchange Commission, within two (2) business days after the filing thereof. ColorTyme shall provide to TFC (i) a copy of its audited individual and consolidated year-end financial statements, within ninety (90) days following the end of each fiscal year; (ii) a copy of its monthly financial statements, within thirty (30) days following the end of each month; (iii) a copy of its Uniform Franchise Offering Circular and all amendments thereto, within one hundred twenty
         (120) days following the end of each fiscal year; and (iv) royalty reports and financial statements for each Franchisee, promptly upon request by TFC. RAC and ColorTyme shall provide to TFC a quarterly compliance certificate in the form of Exhibit A attached hereto, within thirty (30) days following the end of each calendar quarter.

         2. Consent of the Guarantor. RAC, as the guarantor of all debts, liabilities and obligations of ColorTyme to TFC under the Agreement, hereby consents to the amendment of the Agreement as provided herein.



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         3. Effect of this Amendment. In the event of a conflict between the terms of this Amendment and the terms of the Agreement, the provisions of this Amendment shall prevail. Except as expressly set forth in this Amendment, however, all provisions of the Agreement shall remain unchanged and shall continue in full force and effect. This Amendment is hereby incorporated into the Agreement for all purposes.

         4. Effective Date. This Amendment shall be effective as of the original effective date of the Agreement.

         IN WITNESS WHEREOF, TFC, ColorTyme and RAC have executed this Amendment on this 30th day of September, 2002.

                                    COLORTYME, INC.
                                    5700 Tennyson Parkway, Suite 180
                                    Plano, Texas  75024

                                    By: /s/ Steven M. Arendt
                                       -----------------------------------------
                                    Name:  Steven M. Arendt
                                         ---------------------------------------
                                    Title: President and Chief Executive Officer
                                          --------------------------------------

                                    RENT-A-CENTER, INC.
                                    5700 Tennyson Parkway, 3rd Floor
                                    Plano, Texas  75024

                                    By: /s/ Mark E. Speese
                                       -----------------------------------------
                                    Name:  Mark E. Speese
                                         ---------------------------------------
                                    Title: Chief Executive Officer
                                          --------------------------------------

                                    TEXTRON FINANCIAL CORPORATION
                                    6490 South McCarran Blvd., C-21
                                    Reno, Nevada  89509

                                    By: /s/ Douglas K. Bland
                                       -----------------------------------------
                                    Name:  Douglas K. Bland
                                         ---------------------------------------
                                    Title: Division President
                                          --------------------------------------




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